WILLIS LEASE FINANCE CORPORATION

FIRST AMENDMENT
TO
THIRD AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES,
AND RELATIVE RIGHTS AND LIMITATIONS
OF
SERIES A PREFERRED STOCK

Willis Lease Finance Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), hereby certifies that:

1.The name of the Corporation is Willis Lease Finance Corporation.

2.The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware (the “Filing Office”) on March 12, 1998. On September 17, 2024, the Corporation filed with the Filing Office the Third Amended and Restated Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series A Preferred Stock (the “Series A Certificate of Designations”).

3.This First Amendment to the Series A Certificate of Designations (this “Amendment”) was duly adopted and approved in accordance with Section 242 of the General Corporation Law and Section 13 of the Series A Certificate of Designations.

4.This Amendment shall become effective upon filing with the Filing Office.

5.The Series A Certificate of Designations is hereby amended as follows:

A.Paragraph (a)(iv) of Section 5 of the Series A Certificate of Designations is amended and restated in its entirety as follows:

“(iv)    if the Company’s “surplus”, as defined by Section 154 of the Act and determined in accordance with United States Generally Accepted Accounting Principles then in effect (“Surplus”), measured as of (w) the end of each of the Company’s fiscal years, (x) the end of each six (6)-month period following the end of any fiscal year, (y) after payment of any dividend, or (z) the end of each calendar quarter after any repurchase or redemption by the Company of any capital stock, is less than the aggregate Liquidation Value of all outstanding shares of Series A Preferred Stock together with all outstanding shares of any other class or series of the Company’s preferred stock ranking senior to and on a parity with Series A Preferred Stock; provided that the “Liquidation Value” for each such other class or series of the Company’s preferred stock shall be as defined in its certificate of designations.”

B.Paragraph (g)(iv) of Section 5 of the Series A Certificate of Designations is amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, if any shares of the Series B Preferred Stock are also required to be redeemed at a time when the Company’s Surplus is insufficient to pay in full the aggregate Redemption Price payable in respect of all shares of the Series A Preferred Stock and the Series B Preferred Stock then required to be redeemed, the Company shall allocate its available Surplus ratably between the Series A Preferred Stock and the Series B Preferred Stock in proportion to the aggregate Redemption Price then payable in respect of each such series, without preference or priority between such series.”

C.Paragraphs (b), (c) and (d) of Section 6 of the Series A Certificate of Designations are amended and restated in their entirety as follows:

“(b)    Whenever dividends on any shares of the Series A Preferred Stock are in arrears for an aggregate of six (6) or more Dividend Periods (whether consecutive or non-consecutive) and remain unpaid (a “Preferred Dividend Default”), if the size of the Board has not already increased by two by reason of the election of directors of the Company by the holders of any other class or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and with which the Series A Preferred Stock is entitled to vote as a class with respect to the election of those two directors, the holders of the Series A Preferred Stock (voting separately as a class with all other holders of the Series A Preferred Stock and holders of all other series of the Company’s preferred stock upon which like voting rights have been conferred) will be entitled to elect by majority vote a total of two (2) additional directors of the Company (the “Preferred Directors”) to serve on the Board of Directors (which, without the consent of a Required Majority, will not exceed seven (7) directors in total) until all unpaid dividends on the Series A Preferred Stock have been paid.
(c)    Election of directors that are authorized pursuant to Section 6(b) shall be conducted at a special meeting called by the holders of record of at least twenty-five percent (25%) of the Series A Preferred Stock or by the holders of any other class or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of such two directors (unless such request is received less than ninety (90) days before the date fixed for the next annual or special meeting of the Company’s stockholders) and otherwise at the next annual meeting of stockholders, and at each subsequent annual meeting of stockholders until all dividends accumulated on such Series A Preferred Stock for the prior Dividend Periods and the then-current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment and deposited in trust with an Eligible Trustee. In such case, the entire Board of Directors of the Company will be increased by two (2) directors. So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Director may be filled by written consent of the Preferred Director remaining in office, or if none remains in office, by a vote of the holders of record of a majority of the outstanding Series A Preferred Stock and any other classes or series of the Company’s preferred stock upon which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of directors.
(d)    If and when all accumulated dividends and the dividends for the then-current Dividend Period on the Series A Preferred Stock shall have been paid in full or a sum sufficient has been authorized and set aside and deposited in trust with an Eligible Trustee for payment in full of all accrued and unpaid dividends, the holders of shares of the Series A Preferred Stock shall be divested of the voting rights set forth in clause (b) above (subject to revesting in the event of each and every future Preferred Dividend Default) and, if all accumulated dividends and the dividends for the then-current Dividend Period have been paid in full (unless there are one or more other classes or series of the Company’s preferred stock upon which like voting rights have been conferred and remain exercisable), the term of office of each Preferred Director so elected shall terminate and the size of the Board of Directors shall be immediately decreased by two (2) directors. Any Preferred Director may be removed at any time, with or without cause, by the vote of, the holders of a majority of the outstanding Series A Preferred Stock and any other classes or series of the Company’s preferred stock which like voting rights have been conferred and are exercisable and which are entitled to vote as a class with the Series A Preferred Stock in the election of directors. For purposes of this Section 6(a) through (d), it is hereby confirmed that the Series B Preferred Stock is a class of the Company’s preferred stock upon which like voting rights have been conferred and which are entitled, during such time as such voting rights are exercisable pursuant to the terms of the Series B Preferred Stock (as the case may be) as set forth in the Certificate of Incorporation, to vote as a class with the Series A Preferred Stock with respect to the election of the two directors described above.”
D.Section 8 of the Certificate of Designations is amended and restated in its entirety as follows:

“Ranking. In respect of rights to the payment of dividends and the distribution of assets in the event of a Liquidation, the Series A Preferred Stock shall rank: (i) pari passu to, or on a parity with, the Company’s

Series B Preferred Stock, $0.01 par value per share and any other series of the Company’s preferred stock to the extent such ranking has been approved by the Required Majority, and (ii) senior to the Common Stock and to any other series of Company’s preferred stock outstanding from time to time (other than a series of preferred stock referred to in clause (i) immediately above). For purposes of this Section 8, debt securities of the Company that are convertible into or exchangeable for shares of capital stock of the Company or any other debt securities of the Company shall not constitute a class or series of capital stock of the Company until such time as they are converted into capital stock.”

[Signature page follows]

IN WITNESS WHEREOF, Willis Lease Finance Corporation has authorized and caused this Certificate of Amendment to be executed and attested as set forth below as of this 25th day of September, 2026.

WILLIS LEASE FINANCE CORPORATION

By:    /s/ Austin C. Willis

Name:    Austin C. Willis

Title:    President and CEO

Attest:

By:    /s/ Z. Clifton Dameron IV

Name:    Z. Clifton Dameron IV

Title:    SVP, General Counsel and Corporate Secretary